                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             ----------------------

                         Date of Report: April 21, 2003

                             BANK MUTUAL CORPORATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         United States                               000-31207                   39-2004336
------------------------------------                -----------              -------------------
  (State or other jurisdiction                      (Commission               (I.R.S. Employer
       of incorporation)                             File Number             Identification No.)


4949 West Brown Deer Road, Milwaukee, Wisconsin            53223
-----------------------------------------------         ----------
(Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code:
                                 (414) 354-1500

Item 5. Other Events

     On April 22, 2003, Bank Mutual Corporation (the "Registrant") issued a press release reporting that the Boards of Directors of the Registrant and Bank Mutual Bancorp, MHC (the "MHC") have adopted a Plan of Restructuring (the "Plan") to fully convert the MHC to a capital stock corporation (the "Conversion"). (The Plan was adopted after the close of the market on April 21, 2003.) The MHC now owns approximately 52.3% of the outstanding common stock of the Registrant.

     After completion of the Conversion, existing shares of the Registrant's common stock held by public shareholders will be exchanged for new shares of the Registrant's successor, pursuant to an exchange ratio that has yet to be determined and will be based on an independent appraisal. However, after the Conversion and based on the Plan, the Registrant expects that public shareholders of the Registrant will initially own the same percentage interest in the successor corporation as they own in the Registrant at the time of the Conversion. The balance of the successor's shares, representing the MHC's ownership interest in the Registrant, will be sold to members of the MHC and the public in an offering, as provided in the Plan.

     The discussions in this report which are not historical statements contain forward-looking statements that involve risk and uncertainties. Statements which are not historical statements include those in the future tense or which use terms such as "believe," "expect," and "anticipate." Actual future results could differ in important and material ways from those discussed. Many factors could cause or contribute to such differences; certain of those factors are discussed in the Registrant's press release.

     A copy of the press release is attached as an exhibit to this report.

Item 7. Financial Statements and Exhibits

(c) Exhibits

     The following exhibit is furnished pursuant to Item 12 of this Report:

     99.1 Bank Mutual press release dated April 22, 2003

                                    * * * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 22, 2003                         /s/ Michael T. Crowley, Jr.
                                             -----------------------------------
                                             Michael T. Crowley, Jr.
                                             Chief Executive Officer

                                 Exhibit Index


Ex No.          Description

99.1            Bank Mutual Press Release dated April 21, 2003